Borrowings	12 Months Ended
Mar. 31, 2021
Borrowings
Borrowings

21. Borrowings

The Group’s sources of borrowing for funding and liquidity purposes come from a range of committed bank facilities and through short-term and long-term issuances in the capital markets including bond and commercial paper issues and bank loans. Liabilities arising from the Group’s lease arrangements are also reported in borrowings; see note 20 “Leases”. We manage the basis on which we incur interest on debt between fixed interest rates and floating interest rates depending on market conditions using interest rate derivatives. The Group enters into foreign exchange contracts to mitigate the impact of exchange rate movements on certain monetary items.

Accounting policies

Interest-bearing loans and overdrafts are initially measured at fair value (which is equal to cost at inception), and are subsequently measured at amortised cost, using the effective interest rate method. Where they are identified as a hedged item in a designated fair value hedge relationship, fair value adjustments are recognised in accordance with our policy (see note 22 “Capital and financial risk management”). Any difference between the proceeds net of transaction costs and the amount due on settlement or redemption of borrowings is recognised over the term of the borrowing. Where bonds issued with certain conversion rights are identified as compound instruments they are initially measured at fair value with the nominal amounts recognised as a component in equity and the fair value of future coupons included in borrowings. These are subsequently measured at amortised cost using the effective interest rate method.

Borrowings

	2021	2020
		Re-presented[1]
	€m	€m

Non-current borrowings
Bonds	(44,634)	(47,500)
Bank loans	(761)	(1,500)
Lease liabilities (note 20)	(9,909)	(9,134)
Bank borrowings secured against Indian assets	(385)	(1,346)
Other borrowings[2]	(3,583)	(3,469)
	(59,272)	(62,949)
Current borrowings
Bonds	(2,251)	(1,912)
Bank loans	(658)	(1,380)
Lease liabilities (note 20)	(3,123)	(2,984)
Collateral liabilities	(962)	(5,292)
Bank borrowings secured against Indian assets	(862)	—
Other borrowings	(632)	(408)
	(8,488)	(11,976)
Borrowings	(67,760)	(74,925)

Notes:

1The prior year comparatives have been re-presented to reflect that Vodafone Egypt is no longer held for sale. See Note 7 “Discontinued operations and assets and liabilities held for sale”. The impact of the re-presentation is to increase current borrowings and non-current borrowings by €150 million and €57 million, respectively, compared to amounts previously reported.

2Includes €3,312 million (2020: €3,215 million) of spectrum licence payables.

The fair value of the Group’s financial assets and financial liabilities held at amortised cost approximate to fair value with the exception of long-term bonds with a carrying value of €44,634 million (2020: €47,500 million) which have a fair value of €48,630 million (2020: €48,216 million). Fair value is based on level 1 of the fair value hierarchy using quoted market prices.

The Group’s borrowings include certain bonds which have been designated in hedge relationships, which are carried at €1.4 billion higher than their euro equivalent redemption value. In addition, where bonds are issued in currencies other than euros, the Group has entered into foreign currency swaps to fix the euro cash outflows on redemption. The impact of these swaps are not reflected in borrowings and would decrease the euro equivalent redemption value of the bonds by €0.1 billion.

Commercial paper programmes

We currently have US and euro commercial paper programmes of US$15 billion and €8 billion respectively which are available to be used to meet short-term liquidity requirements. At 31 March 2021 €nil (2020: €nil) was drawn under the euro commercial paper programme. The US commercial paper programme remained undrawn.

The commercial paper facilities were supported by US$4.0 billion (€3.4 billion) and €4.0 billion of syndicated committed bank facilities. No amounts had been drawn under these facilities.

Bonds

We have a €30 billion euro medium-term note programme and a US shelf programme which are used to meet medium to long-term funding requirements. At 31 March 2021 the total amounts in issue under these programmes split by currency were USD22.9  billion, €18.4 billion, £3 billion, AUD1.2 billion, HKD2.1 billion, NOK2.2 billion, CHF0.7 billion and JPY10 billion.

At 31 March 2021 the Group had bonds outstanding with a nominal value equivalent to €45.4 billion. During the year ended 31 March 2021, bonds with a nominal value of €2 billion were issued under stand-alone documentation and bonds with a nominal value €2.2 billion were issued by Vantage Towers A.G. under their own €5 billion debt issuance programme.

In March 2021, the Group also repurchased its own bonds with a nominal value of €1.5 billion and USD2.1 billion.

Bonds mature between 2021 and 2059 (2020: 2020 and 2059) and have interest rates between 0.0% and 7.875% (2020: 0.0% and 7.875%).

Mandatory convertible bonds

On 12 March 2019 the Group issued £3.4 billion of subordinated mandatory convertible bonds (‘MCBs’) split into two equal tranches of £1.7 billion, the first tranche matured on 12 March 2021 and the second tranche matures on 12 March 2022 with coupons of 1.2% and 1.5% respectively. These were recognised as compound instruments with nominal values of £3.4 billion (€3.8 billion) recognised as a component of shareholders’ funds in equity and the fair value of future coupons £0.1 billion (€0.1billion) recognised as a financial liability in borrowings. At 31 March 2021, the conversion price of the bonds was £1.2055 per share. The Group’s strategy is to hedge the equity risk associated with the MCB issuance to any future movement in its share price by an option strategy designed to hedge the economic impact of share price movements during the term of the bonds. Should the Group decide to buy back ordinary shares to mitigate dilution resulting from the conversion the hedging strategy will provide a hedge for the repurchase price.

Treasury shares

The Group held a maximum of 2,043,732,147 (2020: 2,091,894,691) of its own shares during the year which represented 7.1% (2020: 7.3%) of issued share capital at that time.